EXHIBIT 32.1
CERTIFICATION
Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

In connection with this quarterly report on Form 10-Q of Tennessee Valley Financial Holdings, Inc., I, Thomas E. Tuck, President  and Chief  Executive Officer of Tennessee Valley Financial  Holdings,  Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Tennessee Valley Financial Holdings, Inc.

This Certification is signed on September 4, 2008.

/s/ Thomas E. Tuck
Thomas E. Tuck
President and Chief Executive Officer